UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2004

COINSTAR, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

Coinstar, Inc. (the “Company”) is filing, as Exhibit 1.1 to this Form 8-K, a form of underwriting agreement among the Company, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives of the several underwriters.

On December 6, 2004, the Company filed a Rule 424(b)(5) preliminary prospectus supplement and accompanying preliminary prospectus with the Securities and Exchange Commission in connection with its shelf Registration Statement on Form S-3 (File No. 333-120546), containing the information attached to this Report on Form 8-K as Exhibit 99.1, which is incorporated by reference into this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

1.1	Form of Underwriting Agreement among the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC as representatives of the several underwriters

99.1	Information from Preliminary Prospectus Supplement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.

By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

Dated: December 6, 2004

INDEX TO EXHIBITS

1.1	Form of Underwriting Agreement among the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC as representatives of the several underwriters

99.1	Information from Preliminary Prospectus Supplement